EXHIBIT 31.2

CERTIFICATION

I, Barry A. Fromberg, certify that:

      1. I have reviewed this Quarterly Report on Form 10-Q of Dean Foods Company;

      2. Based on my knowledge, this Quarterly Report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this Quarterly Report;

      3. Based on my knowledge, the financial statements, and other financial information included in this Quarterly Report, fairly present in all material respects the financial condition, results of operations and cash flows of Dean Foods Company as of, and for, the periods presented in this Quarterly Report;

      4. The registrant’s other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and have:

a. Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to Dean Foods Company and its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this Quarterly Report is being prepared;

b. [Omitted in accordance with SEC Release Nos. 33-8238 and 34-47986]

c. Evaluated the effectiveness of Dean Foods Company’s disclosure controls and procedures and presented in this Quarterly Report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this Quarterly Report based on such evaluation; and

d. Disclosed in this Quarterly Report any change in the registrant’s internal control over financial reporting that occurred during Dean Foods Company’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, Dean Foods Company’s internal control over financial reporting; and

      5. The registrant’s other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to Dean Foods Company’s auditors and the audit committee of Dean Foods Company’s board of directors (or persons performing the equivalent functions):

a. All significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

b. Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal controls over financial reporting.

/s/ BARRY A. FROMBERG

Barry A. Fromberg
Chief Financial Officer

Date: August 13, 2003